Fees Summary	Mar. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 698,271,000
Previously Paid Amount	0
Total Fee Amount	106,905.29
Total Offset Amount	0
Net Fee	$ 106,905.29